Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n May   1 1 ,   2 0 2 3 Exhibit 99.2

2 Forward‐Looking Statements  This presentation and our accompanying remarks contain “forward‐looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements  that are not historical facts are hereby identified as forward‐looking statements for this purpose and include, among others, statements relating to: the generation of XHANCE  prescriptions and net revenues and factors impacting the generation of future prescriptions and net revenues; prescription, net revenue, prescriber and other business trends;  potential effects of INS market seasonality on XHANCE prescriptions; potential early year effects on price and volume related to patient insurance; impact of payor utilization  management criteria; commercial strategies; projected GAAP operating expenses (selling, general and administrative expenses and research and development expenses) and stock‐ based compensation for 2023; projected XHANCE net revenues for 2023; projected XHANCE average net revenue per prescription for 2023; the potential benefits of XHANCE for the  treatment of chronic sinusitis; the potential for an FDA action on the sNDA in December 2023; the potential for XHANCE to be the first FDA‐approved drug treatment for chronic  rhinosinusitis and the potential market expansion opportunities and other benefits of obtaining such indication; our plan to seek a partner to promote XHANCE in primary care and  the prospects for, and potential benefits of, such potential partnership; potential non‐compliance with certain covenants under the A&R Pharmakon Note Purchase Agreement and  the potential consequences thereof; and other statements regarding to our future operations, financial performance, prospects, intentions, strategies, objectives and other future  events. Forward‐looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could  cause actual results and events to differ materially and adversely from those indicated by such forward‐looking statements including, among others: impact of, and the uncertainties  caused by, physician and patient acceptance of XHANCE for its current and any potential future indication; our ability to maintain adequate third party reimbursement for XHANCE  (market access) including any potential future indication; our ability to efficiently generate XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market  opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; our ability to achieve our financial guidance; potential for varying interpretation of the  results from the ReOpen Program; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic rhinosinusitis; our ability  to comply with the covenants and other terms of the A&R Pharmakon Note Purchase Agreement; our ability to continue as a going concern; risks and uncertainties relating to  intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10‐K and Form 10‐Q filings with the  Securities and Exchange Commission – which are available at http://www.sec.gov.  As a result, you are cautioned not to place undue reliance on any forward‐looking statements. Any  forward‐looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward‐looking statements,  whether as a result of new information, future developments or otherwise.

3 Key Takeaways Chronic sinusitis is a 10‐fold market opportunity for XHANCE  Executing our strategy to prioritize the potential launch of  XHANCE as the first‐ever FDA approved drug treatment for CS sNDA accepted for review by FDA – Target action date in  December 2023

Successful Development of XHANCE as the First and Only FDA-approved Drug Treatment for Chronic Sinusitis Would Create Multiple New Growth Opportunities

Today

$1B TAM

optinose

Up to **~1 Million** patients with nasal polyps (NP) are treated by specialty physicians in our current sales deployment

With a CS Indication

$3B TAM

optinose

Up to **~3 Million** patients with either NP or CS are treated by specialty physicians in our current sales deployment

$10B TAM

Up to **~10 Million** patients with either NP (~3M) or CS (~7M) are treated by a specialty or PCP physician annually

For a Partner, there are **up to 7 million** NP+CS patients currently treated by a Primary Care Physician plus **20 million** lapsed patients that could be activated into care

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ReOpen Program Update

6 CS Supplemental NDA ‐ Anticipated Next Steps    FDA accepted for review our supplemental new  drug application (sNDA) in pursuit of a new  indication  PDUFA target action date is in December 2023 - Standard review period was applied

Q1 2023 Performance

8 XHANCE Prescriptions  XHANCE New Prescriptions increased 3% and Total Prescriptions increased 1% and HCPs who had more than 15  prescriptions filled by their patients decreased 1% from Q1 2022 to Q1 2023 29.5 30.4 Q1 '22 Q1 '23 (in thousands) XHANCE New Prescriptions 83.5 84.4 Q1 '22 Q1 '23 XHANCE Total Prescriptions (in thousands) XHANCE Prescribers 4,703  5,131  1,918  2,023  1,406  1,391  Q1 '22 Q1 '23 <5 TRx per Qtr 5 to 15 TRx per Qtr >15 TRx per Qtr NRx for Intranasal Steroids Market increased 8% from Q1 2022 to Q1 2023 and TRx for Intranasal Steroids Market increased 5% from Q1 2022 to Q1 2023   Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network.  2022 data updated to reflect current prescription estimation methodology. Previously estimated 28,200 NRx and 81,000 TRx and XHANCE prescribers of <5, 5 to 15, and <15 of  4,286, 1,936, and 1,468, respectively. .   8,027 8,545

Q1 2023 Financial Update

10 Financial Review – First Quarter 2023 SG&A plus R&D expenses decreased by ~$10M from Q1 2022 to Q1 2023 while Q1 2023  XHANCE Net Revenues exceeded previous guidance of approximately $10 million   $34.1 $24.5 Q1 '22 Q1 '23 ($M) SG&A plus R&D Expenses $14.8 $11.8 Q1 '22 Q1 '23 ($M) Net Revenue Average Net Revenue per TRx $177  $140  Q1 '22 Q1 '23

2023 Outlook

12 Full Year 2023 Financial Guidance  GAAP Operating Expenses (SG&A and R&D Expenses) ‒ Expected to be between $88 to $93 million; approximately $6 million of  which represents stock‐based compensation ‒ Previously expected to be between $90 to $95 million; approximately $8  million of which represented stock‐based compensation  XHANCE Net Revenue ‒ FY 2023 expected to be between $62 to $68 million ‒ FY 2023 expectation does not include net revenues from a CS launch  XHANCE Average Net Revenue per Prescription ‒ FY 2023 expected to be approximately $200

Closing Remarks

14 Key Takeaways Chronic sinusitis is a 10‐fold market opportunity for XHANCE  Executing our strategy to prioritize the potential launch of  XHANCE as the first‐ever FDA approved drug treatment for CS sNDA accepted for review by FDA – Target action date in  December 2023

Investor Relations – NASDAQ: OPTN

Analyst Coverage [1]
Cantor Fitzgerald: Brandon Folkes
Jefferies: Glen Santangelo
Piper Sandler: David Amsellem

As of March 31, 2023:

- **$83.9 million** in cash
- Debt: **$130 million**
- **112 million** common shares o/s
- **46 million** options, warrants & RSUs o/s

Optinose Investor Contact

Jonathan Neely,
VP, Investor Relations and
Business Development
267-521-0531
Investors@optinose.com

investors@optinose.com www.optinose.com @optinose

1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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Appendix ‐ ReOpen Program  Co‐Primary Endpoints

Combined Symptom Score (Co-Primary Endpoint)

Improvement in combined symptoms with XHANCE; Consistent with NAVIGATE I and II

ReOpen·1 study

LS Mean Change in CSS from Baseline to Week 4



CSS Point Reduction
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-1.8
-2.0
N = 110
N = 110
N = 107
-0.62
-1.58‡
-1.60‡
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

ReOpen·2 study

LS Mean Change in CSS from Baseline to Week 4



CSS Point Reduction
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
-1.6
-1.8
-2.0
N = 75
N = 72
N = 73
-0.81
-1.54*
-1.74‡
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

OPN-375 is XHANCE; BID, twice daily; CSNS, composite symptom nasal score.

*$P \le .05$ vs EDS placebo.

‡$P \le .001$ vs EDS-placebo.

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Average of Percentages of Opacified Volume (Ethmoid and Maxillary)

Objective Evidence of Effect in Sinus Cavities by CT Scan; Co-Primary Endpoint



ReOpen-1 study
LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24
Percent Reduction
0
-1
-2
-3
-4
-5
-6
-7
N = 110
N = 110
N = 107
-1.60
-5.58*
-6.20*
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID



ReOpen-2 study
LS Mean Change in APOV of the Ethmoid and Maxillary Sinuses from Baseline to Week 24
Percent Reduction
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
1.19
N = 75
N = 72
N = 73
-7.00‡
-5.14†
EDS-placebo BID
OPN-375 186 µg BID
OPN-375 372 µg BID

OPN-375 is XHANCE; BID, twice daily; CSNS, composite symptom nasal score.

*$P \leq .05$ vs EDS placebo.
†$P \leq .01$ vs EDS-placebo.
‡$P \leq .001$ vs EDS-placebo.

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Building a Leading ENT / Allergy  Specialty Company Co r p o r a t e  P r e s e n t a t i o n May   1 1 ,   2 0 2 3